EXHIBIT 10 – THIRD AMENDMENT TO LEASE AGREEMENT

THIRD AMENDMENT TO LEASE AGREEMENT

          THIS THIRD AMENDMENT TO LEASE AGREEMENT (the “Third Amendment”) is made as of the 1st day of March, 2006, by and between COLUMBIA GATEWAY OFFICE CORPORATION, a Delaware corporation (“Landlord”), and MICROS SYSTEMS, INC., a Maryland corporation (“Tenant”).

RECITALS

          A.          Landlord (as successor-in-interest to Orix Columbia, Inc.) and Tenant entered into that certain Lease Agreement dated as of August 17, 1998 (the “Original Lease”), as amended by that certain First Amendment to Lease Agreement (the “First Amendment”) dated as of October 27, 1999, that certain Declaration (the “Declaration”) dated as of March 9, 2001 and that certain Second Amendment to Lease Agreement dated as of December 26, 2001, for 247,624 rentable square feet (“RSF”) of space (the “Demised Premises”) comprising all of the rentable area in a five-story office building (the “Building”) constructed for Tenant’s headquarters on certain land (the “Land”) described in Exhibit I-A of the First Amendment in an office park development known as “Columbia Gateway” in Columbia, Maryland.  The Lease Agreement, as amended by the First Amendment, the Declaration and the Second Amendment, is hereinafter referred to as the “Lease.”

          B.          Landlord and Tenant desire to enter into this Third Amendment for the purpose of extending the Term of the Lease, upon the terms and conditions set forth hereinbelow.

          C.          All capitalized terms herein shall have the meaning ascribed thereto in the Lease unless otherwise specifically defined herein.

          NOW, THEREFORE, FOR AND IN CONSIDERATION of the entry into this Third Amendment by the parties hereto, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto do hereby agree as follows:

          1.          Recitals.  The foregoing recitals are in all respects true and correct and are incorporated herein by this reference in their entirety.

          2.          Term.  Effective as of March 1, 2006, the Term of the Lease shall be extended so as to be comprised of a ten (10) year period commencing March 1, 2006 and expiring at 11:59 p.m. on February 28, 2016.  All references to the “Term” in the Lease shall hereafter be deemed to mean and refer to the Term, as so extended by this Third Amendment.

          3.          Base Rent.  Effective as of March 1, 2006 and continuing throughout the balance of the Term (as extended hereby), the calculation of the annual Base Rent and Monthly Base Rent payable by Tenant to Landlord under the Lease shall be changed from being based upon the rates set forth in Paragraph 6 of the Declaration to the rates and amounts set forth immediately below for the indicated periods of the Term:

Period	Base Rent Per RSF Per Annum	Monthly Base Rent

3/1/06-3/31/06	$14.71	$303,545.75
4/1/06-2/28/07	$15.00	$309,530.00
3/1/07-2/29/08	$15.00	$309,530.00
3/1/08-2/28/09	$15.00	$309,530.00
3/1/09-2/28/10	$17.00	$350,800.67
3/1/10-2/28/11	$17.00	$350,800.67
3/1/11-2/29/12	$17.00	$350,800.67
3/1/12-2/28/13	$17.50	$361,118.33
3/1/13-2/28/14	$18.00	$371,436.00
3/1/14-2/28/15	$18.00	$371,436.00
3/1/15-2/28/16	$18.00	$371,436.00

          4.          Additional Rent.  Effective as of March 1, 2006 and continuing throughout the balance of the Term (as extended hereby), Tenant shall continue to be obligated to pay, monthly in advance, as Additional Rent, Tenant’s Pro Rata Share (i.e., 100%) of Operating Expenses (based upon Estimated Operating Expenses), all as contemplated by and provided for in Articles 4 and 5 and the other relevant provisions of the Lease.

          5.          Counterparts.  This Third Amendment may be executed in any number of identical counterparts, any or all of which may contain the signatures of fewer than all of the parties but all of which shall be taken together as a single instrument.

          6.          Effect of This Third Amendment.  As expressly amended hereby, the Lease shall remain in full force and effect and fully binding upon the Landlord and its successors and assigns and the Tenant and its permitted successors and assigns.  In the event of any conflict between the terms of the Lease and the terms of this Third Amendment, the terms of this Third Amendment shall govern.

          7.          Governing Law.  This Third Amendment shall be governed by and construed in accordance with the internal laws of the State of Maryland, without regard to the conflicts of law principles thereof.

          IN WITNESS WHEREOF, each party hereto has executed this Third Amendment by its duly authorized representative as of the day, month and year first above written.

COLUMBIA GATEWAY OFFICE CORPORATION

By:	/s/

Name:

Title:

MICROS SYSTEMS, INC.

By:	/s/

Name:

Title: